UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2026

Central Index Key Number of the issuing entity: 0002106400

Benchmark 2026-V20 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

Central Index Key Number of the sponsor: 0000927971

Bank of Montreal

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-283864-03	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Columbus Circle, New York, New York	10019
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On February 19, 2026, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance of the Benchmark 2026-V20 Mortgage Trust (“Issuing Entity”) Commercial Mortgage Pass-Through Certificates, Series 2026-V20 (the “Certificates”), pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2026 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of (x) the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-M, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-E, Class D, Class E, Class F-RR, Class G-RR, Class S and Class R Certificates (collectively, the “Privately Offered Certificates”) and (y) the VRR Interest.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $770,246,000, to Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs & Co. LLC (“GS&Co.”), Citigroup Global Markets Inc. (“CGMI”), Barclays Capital Inc. (“BCI”), BMO Capital Markets Corp. (“BMO Capital”), Academy Securities, Inc. (“Academy”) and Mischler Financial Group, Inc. (“Mischler” and, together with DBSI, GS&Co., CGMI, BCI, BMO Capital and Academy, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of January 29, 2026 (the “Underwriting Agreement”), between the Registrant, German American Capital Corporation (“GACC”) and the Underwriters. The Publicly Offered Certificates were offered by the Underwriters for sale to the public, pursuant to the Registrant’s Preliminary Prospectus, dated January 26, 2026 (the “Preliminary Prospectus”), and by the Prospectus, dated January 29, 2026 (the “Prospectus”), in negotiated transactions or otherwise, at varying prices determined at the time of sale.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

The Registrant sold all of the Privately Offered Certificates, having an aggregate certificate balance of $97,637,584, to DBSI, GS&Co., CGMI, BCI, BMO Capital, Academy and Mischler (collectively in such capacity, the “Initial Purchasers”) pursuant to a Certificate Purchase Agreement, dated as of January 29, 2026, between the Registrant, GACC and the Initial Purchasers. The Privately Offered Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,573,948, were approximately $823,813,725. Of the expenses paid by the Registrant, approximately $0 was paid directly to affiliates of the Registrant, $50,000 in the form of fees were paid to the Underwriters, $130,000 were paid to or for the Underwriters and $5,393,948 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $97,637,584, in each case, in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 to the Registrant’s Form 8-K filed on January 29, 2026 and in the Prospectus referred to above. The related registration statement (file no. 333-283864) was originally declared effective on March 5, 2025.

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Credit Risk Retention

GACC, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”) is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date:

(i)	by the Retaining Sponsor or its “majority-owned affiliate” (as defined in Regulation RR) of a “single vertical security” (as defined in Regulation RR) that is an “eligible vertical interest” (as defined in Regulation RR) in the Issuing Entity, with an aggregate initial certificate balance of approximately $18,978,856 as of the Closing Date, consisting of the VRR Interest; and
(ii)	by RREF V – D AIV RR L, LLC, acting as third-party purchaser under the Risk Retention Rule, of an “eligible horizontal residual interest” (as defined in Regulation RR) in the Issuing Entity, with an aggregate initial certificate balance of $49,903,584, consisting of the Class F-RR and G-RR Certificates (together, the “HRR Certificates”).

The VRR Interest represents at least 2.140% of the sum of the initial certificate balance of all of the Certificates as of the Closing Date. The VRR Interest will entitle the holder thereof to a specified percentage of the amounts paid on each other class of ABS interests (as defined in Regulation RR) in the Issuing Entity (the “ABS Interests”). The fair value of the HRR Certificates is equal to approximately $26,433,679, representing approximately 2.896% of the aggregate fair value of all ABS Interests. The aggregate fair value of all ABS Interests is approximately $912,782,403. The fair values referenced in the preceding two sentences are based on actual prices and final tranche sizes as of the Closing Date for all Certificates (other than the Class R Certificates) issued by the Issuing Entity.

The Retaining Sponsor estimates that, if it had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Risk Retention Rule with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $45,639,120, representing 5.0% of the aggregate fair value, as of the Closing Date, of all ABS Interests.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Preliminary Prospectus filed with the Securities and Exchange Commission on January 26, 2026 under the heading “Credit Risk Retention” and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair values set forth above. The fair values disclosed in the Preliminary Prospectus under the heading “Credit Risk Retention” assumed (i) an initial Certificate Balance of the Class A-2 Certificates of $274,943,000, while the fair value set forth above assumes an initial Certificate Balance of the Class A-2 Certificates of $150,000,000, and (ii) an initial Certificate Balance of the Class A-3 Certificates of $328,087,000, while the fair value set forth above assumes an initial Certificate Balance of the Class A-3 Certificates of $453,030,000.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

5.1	Legality Opinion of Sidley Austin LLP, dated February 19, 2026.
8.1	Tax Opinion of Sidley Austin LLP, dated February 19, 2026 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

By:	/s/ Robert-Christopher Jones
Name: Robert-Christopher Jones Title: Managing Director

By:	/s/ Matt Smith
Name: Matt Smith Title:Director

Dated: February 19, 2026

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